UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2024

GLOBAL LIGHTS ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41865	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Room 902, Unit 1, 8th Floor, Building 5 No. 201, Tangli Road Chaoyang District, Beijing 100123 The People's Republic of China
(Address of principal executive offices)

+86 10-5948-0786

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, and one Right to acquire one-sixth of one Ordinary Share	GLACU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	GLAC	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-sixth of one Ordinary Share	GLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in the definitive proxy statement dated November 6, 2024 (the “Proxy Statement”), relating to Global Lights Acquisition Corp’s (the “Company” or “GLAC”) extraordinary general meeting of shareholders held on November 14, 2024 (the “Meeting”), Carbon Neutral Holdings Inc. (the “Sponsor”) agreed that if the Extension Fee Reduction Proposal (as defined in the ) is approved, the Sponsor or its designee would deposit into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) the lesser of (i) $350,000 for all remaining ordinary shares of GLAC sold in its initial public offer (“Public Shares”) (ii) $0.10 for each remaining Public Share.

As of December 27, 2024, Sponsor has deposited $350,000 (the “Contribution”) into the Trust Account in order to effect the additional three (3) month extension, extending the Company’s liquidation date to February 16, 2025. In connection with the Contribution, on December 31, 2024, the Company issued a promissory note to the Sponsor with a principal amount of $350,000 (the “Note”). The Note bears no interest and is repayable in full upon consummation of the Business Combination.

As of January 2, 2025, the amount in the trust account is US$54,340,693.04.

The foregoing description of the Note is qualified in their entirety by reference to the text of the Note, a copy of which is attached as Exhibit 10.1 hereto and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K with respect to the Note is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note, dated December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Lights Acquisition Corp

	By:	/s/ Zhizhuang Miao
	Name:	Zhizhuang Miao
	Title:	Chief Executive Officer

Date: December 31, 2024

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